UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                        ---------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JUNE 16, 1999

                                 CBS CORPORATION
                               -------------------
                          (Exact name of registrant as
                            specified in its charter)


       Pennsylvania                    1-977                   25-0877540
 ---------------------------         ----------              ---------------
(State or other jurisdiction-        Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)



                     51 West 52nd Street, New York, NY      10019
            --------------------------------------------------------
               (Address of principal executive offices)   (Zip Code)


                                 (212) 975-4321
                                ----------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events
         ------------

         On May 27, 1999, Infinity Broadcasting Corporation, a majority-owned subsidiary of CBS Corporation, Burma Acquisition Corp., a wholly-owned subsidiary of Infinity, and Outdoor Systems, Inc. entered into an Agreement and Plan of Merger, pursuant to which Burma will be merged with and into Outdoor Systems, with Outdoor Systems being the surviving corporation of the merger.

         On June 16, 1999, Infinity, Burma and Outdoor Systems, entered into Amendment No. 1 to the Merger Agreement so as to (i) permit Infinity to purchase shares of Infinity Class A common stock with a market value, based on the purchase price of the stock, of up to $1.0 billion at prevailing market prices in accordance with a stock repurchase program approved by the Infinity board of directors; (ii) to clarify that Arturo R. Moreno and William S. Levine will be appointed to Infinity's board of directors effective as of the second business day after the merger is completed, rather than as of the effective time of the merger; and (iii) to make certain technical corrections.










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
Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(c)      Exhibits

Exhibit   Description
-------   -----------

99.1 Agreement and Plan of Merger among Infinity Broadcasting Corporation, Burma Acquisition Corp. and Outdoor Systems, Inc., dated as of May 27, 1999, is incorporated herein by reference to Exhibit 99.1 to the Report on Form 8-K of Outdoor Systems, Inc., as filed with the Securities and Exchange Commission on June 3, 1999.

99.2 Amendment No. 1 to the Agreement and Plan of Merger among Infinity Broadcasting Corporation, Burma Acquisition Corp. and Outdoor Systems, Inc., dated as of June 16, 1999, is incorporated herein by reference to Exhibit 99.2 to the Report on Form 8-K of Infinity Broadcasting Corporation, as filed with the Securities and Exchange Commission on June 25, 1999.











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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CBS CORPORATION
                                            (Registrant)

                                            By: /s/ Angeline C. Straka
                                                -------------------------------
                                                Angeline C. Straka
                                                Vice President, Secretary and
                                                Deputy General Counsel



Date:  June 25,1999









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